Customer Engagement Cloud and Automation Strategy May 20, 2019 Confidential and proprietary information of Verint© 2014 Systems Verint Inc. Systems © 20192018 Inc. Verint All RightsSystems Reserved Inc. All RightsWorldwide. Reserved Worldwide.

Disclaimers Forward Looking Statements This presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward-looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendices to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website Verint.com. 2

Additional Information Verint has filed a definitive proxy statement on Schedule 14A and form of associated WHITE Proxy Card with the SEC in connection with the solicitation of proxies for its 2019 Annual Meeting (the “Definitive Proxy Statement”). Details concerning the nominees of Verint’s Board of Directors for election at the 2019 Annual Meeting are included in the Definitive Proxy Statement. Verint has mailed solicitation materials, including a WHITE proxy card, to stockholders of record entitled to vote at the 2019 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF VERINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING VERINT’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders are able to obtain a free copy of the Definitive Proxy Statement and these other documents through the website maintained by the SEC at http://www.sec.gov and through the website maintained by Verint at http://www.verint.com/investor-relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Verint, its directors and certain of its officers and other employees will be deemed to be participants in the solicitation of Verint’s stockholders in connection with Verint’s 2019 Annual Meeting. Information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of these persons is set forth in the Definitive Proxy Statement filed with the SEC in connection with Verint’s 2019 Annual Meeting. Additional information regarding the interests of participants of Verint in the solicitation of proxies in respect of Verint’s 2019 Annual Meeting will be filed with the SEC when they become available. Stockholders will be able to obtain a free copy of the Definitive Proxy Statement and other documents filed by Verint with the SEC from the sources listed above. 3

Cloud Strategy 4

A Highly Differentiated Cloud Offering, at Every Layer Differentiations that Make it Easy to Transition to the Cloud 1. Applications 2. Go-To-Market Multi-Tenant & Open Architecture Differentiated Flexibility Feature-Parity Enable Cloud Journey At Customer’s Pace Scale from SMB to Enterprise Managed Services On Top Of SaaS 3. Operations Global, Scalable, Secure Targeting 80% SaaS Gross Margins Powered by AWS and Azure 5

Cloud Market Trends . Cloud adoption accelerating; varies by buyers • Digital and marketing buyers – High • Operational buyer – Low but accelerating • Compliance and fraud buyers – Low but accelerating . Enterprise customers seek cloud flexibility • Customers are adopting cloud at their own pace depending on their cloud journey • Seeking partners that can help them evolve without disruption . Maintenance conversion early and accelerating • Existing on-premise solutions are starting to move to the cloud • Migration driven by customers’ desire to reduce cost and gain agility 6

Differentiation #1: Applications Feature-Parity: Market-leading functionality on-premise and in the cloud. Protects investment and facilitates maintenance conversion. SMB-to-Enterprise: Highly scalable, so SMB customers get access to features previously unavailable to them in the market. 7

Uber Grows Rapidly with Verint Cloud Applications Uber: . Net new to Verint in last 12 months. Started with 4K users . Rapid expansion. Today more than 10k+ users, and expansion of product set from WEM to Compliance . 10 countries / 19 languages Why Verint: . The application features they needed in the cloud, along with the scale and global presence required 8

Large Insurance Provider Benefits from Feature Parity Large Insurance Company: . 7K users currently in the Verint Cloud . Long-time on-premise customer . Expanding to 8 applications in transition Why Verint: . Same feature rich applications with an easy transition 9

Differentiation #2: Go-to-Market Differentiated Flexibility: Deployment options that enable customers to set their own cloud journey. Managed Services on Top of SaaS: When customers need extra IT, business or administrative services. 10

Guardian Life Benefits from Deployment Flexibility Guardian Life: . Long-time on-premise customer expanding to the cloud gradually . On-premise, Verint Cloud, other cloud – working together seamlessly Why Verint: . Verint offered cloud flexibility others did not . Verint worked with their on- premise and cloud ACD 11

Optional Managed Services on Top of SaaS • Verint SaaS includes industry-standard managed services • Verint also uniquely provides optional above- and-beyond managed services • Business services, such as survey creation (that we are productizing over time) • IT services, such as user administration or changes (that we are further automating) • Customer engagement services that leverage Verint’s unique business-focused expertise 12

Differentiation #3: Cloud Operations Rock-Solid Cloud: Global presence utilizing AWS/Azure with leading security accreditations and world-class operations; fully scalable and depended upon by the world’s largest enterprises today. Efficient and Accretive: Now targeting new cloud deployments at 80% SaaS gross margins. 13

Leading Travel Company Benefits from Verint’s Global Scale Frankfurt Virginia • Customer operates at global scale. We were uniquely positioned to Verint solutions support over 150 locations for this customer worldwide: meet those requirements • Argentina • Denmark • Mexico • Austria • Egypt • Netherlands • 8K users of Workforce • Belgium • Finland • New Zealand Engagement, Compliance • Brazil • France • Poland and VOC, with centralized • Canada • Germany • Romania global view • Chile • Greece • Spain • China • Hungary • Sweden • Leverage Verint’s global • Columbia • Ireland • Switzerland • Costa Rica • Italy • United Kingdom SaaS footprint on AWS • Czech Republic • Luxembourg • United States 14

Driving Greater Cloud Operational Efficiencies Now targeting 80% gross margins for new SaaS contracts Now over 70% of operations staff in low-cost centers Improved AWS/Azure pricing as we continue to scale Product optimizations lead to decreased infrastructure charges Automation of new customer environments Use automation to increase efficiencies in our operations 15

Customer Engagement - Three Year Targets 16

Customer Engagement - Three Year Targets Cloud >40% ~30% Revenue of Total Revenue Adjusted EBITDA ~$1.1 Billion Margins Recurring ~70% 10% CAGR of Total Revenue GM Expansion + OPEX Leverage 17

Three Year Target Detail: More Recurring Revenue and Expanding Margins FY19 FY22 Targets (Non-GAAP unless otherwise noted, $s in Millions) (1/31/19) (1/31/22) Total (@ 10% CAGR) 811 ~1,080 Recurring Revenue (Cloud and Maintenance) 481 ~750 Nonrecurring (On-Premise and Services) 330 Similar Level % Recurring (1) 59% ~70% Cloud (@ 40% CAGR) (2) (3) 165 ~450 % SaaS (1) ~75% ~85% Revenue % Managed Services (1) ~25% ~15% % Cloud 20% >40% Gross Margin 69.0% ~70% Recurring revenue (Cloud and Maintenance) Mid to High 70%s Similar Level Nonrecurring (On-Premise and Services) Mid 50%s Similar Level Operating Margin 25.9% ~27.5% Margins Adjusted EBITDA Margin 28.3% ~30% (1) GAAP and Non-GAAP (2) Cloud guidance 30% to 40% CAGR; 40% CAGR assumed for Cloud revenue target. (3) SaaS includes primarily subscription licenses bundled with managed services, as well as, some term licenses with managed services sold separately. 18

Maintenance and Cloud Dynamics • Maintenance to Cloud Conversion Beginning • Currently more than $300 million maintenance revenue Maintenance • 2x uplift potential Conversion • Maintenance conversion: starts small this year and accelerates Opportunity • Opportunity to upsell with conversion • Cloud first strategy • Maintenance revenue: expecting flat to modest decline over next three years • New maintenance from new on-premise deals; offset by conversion to cloud Conversion • Recurring Revenue Renewal Rates: 90%+ Dynamics • Recurring Revenue Gross Margins: remain high 70%s over next three years • Due to mix of SaaS, maintenance and managed services 19

Automation Strategy 20

Leading Organizations Partner with Verint Simplify. Modernize. Automate. 21

Elevating CX Without Increasing Headcount Has Become Much More Challenging Due to Greater Complexity The voice-centric Digital transformation Customers expect Customer interactions Budgets are tight contact center of old, has expanded personalized are more complex, more despite the pressure to where the average customer interaction treatment which likely to be problems, improve customer interaction is simple channels requires extensive and expectations for engagement and repetitive, is customer analytics journey context are high evolving rapidly 22

Our Portfolio: Elevating CX and Reducing Operating Cost Automating Customer Engagement Processes Across the Enterprise Powered by Verint’s Cloud Platform Enterprise CONTACT CENTER FRAUD AND DIGITAL /MOBILE MARKETING Functions BACK OFFICE COMPLIANCE Verint HYBRID WORKFORCE AUTOMATED SELF VOICE OF THE FRAUD AND COMPLIANCE Software ENGAGEMENT SERVICE CUSTOMER INSIGHTS AUTOMATION 23

Verint Automation Approach Automation is Critical to Achieving Customer Engagement Strategic Objectives Automation Everywhere Verint Go-to-Market • Hierarchy of intertwined processes • Customer engagement expertise • “Top Down” approach • Automating existing processes • “Bottom Up” innovation • Enabling process transformation 24

The Customer Engagement Process Hierarchy of Intertwined Processes Enterprise CONTACT CENTER FRAUD AND DIGITAL/MOBILE MARKETING Functions BACK OFFICE COMPLIANCE Verint HYBRID WORKFORCE AUTOMATED SELF VOICE OF THE FRAUD AND COMPLIANCE Software ENGAGEMENT SERVICE CUSTOMER INSIGHTS AUTOMATION Desktop Processes Interaction Process Feedback Collection Compliance Quality Processes Knowledge Process VoC Analytics Process Authentication Scheduling Process Quality Process Action Process Fraud Process 25

Customer Engagement Automation Requires Unique Approach New Boardroom Initiatives Drive Strong Demand for Automation . Horizontal automation solutions • Robotics frameworks and toolkits • Enable automation of simple and repetitive processes . In customer engagement, in addition to horizontal solutions, there is a need to address integrated, dynamic and very complex processes with purpose built robotics . Verint is a customer engagement process automation leader • Leading with robotics purpose built for customer engagement • Combining automation innovation with domain expertise 26

Verint Automation Leadership Combining Automation Innovation with Domain Expertise Innovation Domain Experience Machine Learning Workforce Engagement Natural Language Processing Intelligent Self-service Artificial Intelligence Voice of the Customer Robotics Compliance and Fraud Analytics Innovation at a Fast Pace with Quarterly Enhancements 150 Automation Patents Filed in Last 24 Months 27

Verint Go-to-Market: Monetizing Automation . Opportunity #1: Automation for Existing Customer Processes Go-to-Market Value to Customers Value to Verint Verint Solution Upgrades Upgrade Increases ROI Higher Competitive Displacements Launching New Offerings New ROI Opportunities Incremental Growth Opportunities . Opportunity #2: Automation for Process Transformation . Process transformation can drive significant ROI across the enterprise • “Adding pieces to the puzzle” - deploying the Verint Cloud Platform over time 28

Delivering Customer Value Through Automation Financial Services Healthcare Retail Telecom FUNCTION: Contact Center FUNCTION: Digital Operations FUNCTION: Marketing FUNCTION: Compliance OBJECTIVE: Improve quality and OBJECTIVE: Elevate customer OBJECTIVE: Leverage the voice OBJECTIVE: Ensure customer consistency of customer experience experience and build loyalty in of the customer to increase data protection and avoid penalties competitive pharmaceutical market revenue on their digital assets VERINT SOLUTION VERINT SOLUTION VERINT SOLUTION VERINT SOLUTION Deployed Verint Hybrid Deployed Verint Automated Deployed Verint Voice of the Deployed Verint Fraud and Workforce Engagement solution Self Service solution to Customer Insights solution to Compliance solution to to automatically capture and automatically answer patient’s transform digital interactions into automatically evaluate 10 analyze interactions and medical questions intelligently valuable insights to automatically million+ customer interactions recommend next best actions in identify lost revenue per year to detect compliance real-time Provided a better patient opportunities issues experience and elevated patient Ensured adherence to processes relationship without adding Improved digital customer Enabled analysis of 100% of across millions of interactions to headcount journeys to increase purchases interactions without additional improve operational efficiencies and drive revenue headcount – prior manual method only covered 3% of interactions and created significant financial exposure 29

Appendices 30

About Non-GAAP Financial Measures The following tables include reconciliations of certain CES financial measures not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), consisting of CES non-GAAP revenue, CES non-GAAP cloud revenue, CES non-GAAP operating income and operating margin, CES adjusted EBITDA, estimated CES GAAP and non-GAAP fully allocated gross margins, and CES estimated non-GAAP fully allocated operating margins and estimated fully allocated adjusted EBITDA to the most directly comparable financial measures prepared in accordance with GAAP. We believe these non-GAAP financial measures, used in conjunction with the corresponding GAAP measures, provide investors with useful supplemental information about the financial performance of our business by: • facilitating the comparison of our financial results and business trends between periods, by excluding certain items that either can vary significantly in amount and frequency, are based upon subjective assumptions, or in certain cases are unplanned for or difficult to forecast, • facilitating the comparison of our financial results and business trends with other technology companies who publish similar non-GAAP measures, and • allowing investors to see and understand key supplementary metrics used by our management to run our business, including for budgeting and forecasting, resource allocation, and compensation matters. We also make these non-GAAP financial measures available because a number of our investors have informed us that they find this supplemental information useful. Non-GAAP financial measures should not be considered in isolation as substitutes for, or superior to, comparable GAAP financial measures. The non-GAAP financial measures we present have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. These non- GAAP financial measures do not represent discretionary cash available to us to invest in the growth of our business, and we may in the future incur expenses similar to or in addition to the adjustments made in these non-GAAP financial measures. Other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures. 31

About Non-GAAP Financial Measures Our non-GAAP financial measures are calculated by making the following adjustments to our GAAP financial measures: • Revenue adjustments. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to cloud services and customer support contracts acquired in a business acquisition, which would have otherwise been recognized on a stand-alone basis. We believe that it is useful for investors to understand the total amount of revenue that we and the acquired company would have recognized on a stand-alone basis under GAAP, absent the accounting adjustment associated with the business acquisition. Our non-GAAP revenue also reflects certain adjustments from aligning an acquired company’s revenue recognition policies to our policies. We believe that our non-GAAP revenue measure helps management and investors understand our revenue trends and serves as a useful measure of ongoing business performance. • Amortization of acquired technology and other acquired intangible assets. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize those assets over their useful lives. We exclude the amortization of acquired intangible assets, including acquired technology, from our non-GAAP financial measures because they are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. We also exclude these amounts to provide easier comparability of pre- and post-acquisition operating results. • Stock-based compensation expenses. We exclude stock-based compensation expenses related to restricted stock awards, stock bonus programs, bonus share programs, and other stock-based awards from our non-GAAP financial measures. We evaluate our performance both with and without these measures because stock- based compensation is typically a non-cash expense and can vary significantly over time based on the timing, size and nature of awards granted, and is influenced in part by certain factors which are generally beyond our control, such as the volatility of the price of our common stock. In addition, measurement of stock-based compensation is subject to varying valuation methodologies and subjective assumptions, and therefore we believe that excluding stock-based compensation from our non-GAAP financial measures allows for meaningful comparisons of our current operating results to our historical operating results and to other companies in our industry. 32

About Non-GAAP Financial Measures • Acquisition expenses, net. In connection with acquisition activity (including with respect to acquisitions that are not consummated), we incur expenses, including legal, accounting, and other professional fees, integration costs, changes in the fair value of contingent consideration obligations, and other costs. Integration costs may consist of information technology expenses as systems are integrated across the combined entity, consulting expenses, marketing expenses, and professional fees, as well as non-cash charges to write-off or impair the value of redundant assets. We exclude these expenses from our non-GAAP financial measures because they are unpredictable, can vary based on the size and complexity of each transaction, and are unrelated to our continuing operations or to the continuing operations of the acquired businesses. • Restructuring expenses. We exclude restructuring expenses from our non-GAAP financial measures, which include employee termination costs, facility exit costs, certain professional fees, asset impairment charges, and other costs directly associated with resource realignments incurred in reaction to changing strategies or business conditions. All of these costs can vary significantly in amount and frequency based on the nature of the actions as well as the changing needs of our business and we believe that excluding them provides easier comparability of pre- and post-restructuring operating results. Customer Engagement Cloud and Recurring Revenue Metrics Recurring revenue, on both a GAAP and non-GAAP basis, is the portion of our revenue that we believe is likely to be renewed in the future, and primarily consists of initial and renewal post contract support, SaaS subscription licenses, and managed services, which are recognized over time. Cloud revenue, on both a GAAP and non-GAAP basis, primarily consists of SaaS subscription licenses and managed services, which are recognized over time. We believe that recurring revenue and cloud revenue provide investors with useful insight into the nature and sustainability of our revenue streams. The recurrence of these revenue streams in future periods depends on a number of factors including contractual periods and customers' renewal decisions. Please see “Revenue adjustments” above for an explanation for why we present these revenue numbers on both a GAAP and non-GAAP basis. 33

About Non-GAAP Financial Measures Adjusted EBITDA Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before interest expense, interest income, income taxes, depreciation expense, amortization expense, revenue adjustments, restructuring expenses, acquisition expenses, and other expenses excluded from our non-GAAP financial measures as described above. We believe that adjusted EBITDA is also commonly used by investors to evaluate operating performance between companies because it helps reduce variability caused by differences in capital structures, income taxes, stock-based compensation accounting policies, and depreciation and amortization policies. Adjusted EBITDA is also used by credit rating agencies, lenders, and other parties to evaluate our creditworthiness. 34

Financial Outlook Our non-GAAP Customer Engagement three-year targets exclude various GAAP measures, including: • Amortization of intangible assets. • Stock-based compensation expenses. • Revenue adjustments. • Acquisition expenses. • Restructuring expenses. We are unable, without unreasonable efforts, to provide a reconciliation for these GAAP measures which are excluded from our non- GAAP Customer Engagement three-year targets, due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. Our non-GAAP Customer Engagement three-year targets reflect foreign currency exchange rates approximately consistent with current rates. 35

CES GAAP to Non-GAAP Revenue ($ in millions) Year Ended January 31, 2019 Nonrecurring Recurring Total GAAP revenue $ 330.6 $ 465.7 $ 796.3 Revenue adjustments - 15.1 15.1 Non-GAAP revenue $ 330.6 $ 480.7 $ 811.3 Note: Amounts may not cross foot due to rounding. 36

CES GAAP to Non-GAAP Cloud Revenue ($ in millions) Year Ended January 31, 2019 Cloud revenue - GAAP $ 150.7 Estimated revenue adjustments 14.7 Cloud revenue - Non-GAAP $ 165.4 37

Estimated CES GAAP to Non-GAAP Fully Allocated Gross Margins ($ in millions) Year Ended January 31, 2019 Customer Engagement Nonrecurring Recurring Total GAAP gross profit $ 176.1 $ 345.0 $ 521.1 GAAP gross margin 53.3% 74.1% 65.4% Revenue adjustments - 15.1 15.1 Amortization of acquired technology 7.3 10.7 18.0 Stock-based compensation expenses 1.8 2.6 4.4 Acquisition expenses, net 0.1 0.1 0.2 Restructuring expenses 0.4 0.6 1.0 Non-GAAP gross profit $ 185.7 $ 374.1 $ 559.8 Non-GAAP gross margin 56.2% 77.8% 69.0% Note: Amounts may not cross foot due to rounding. 38

Estimated CES Non-GAAP Fully Allocated Operating Margins and Estimated Fully Allocated Adjusted EBITDA ($ in millions) Year Ended January 31, 2019 Non-GAAP segment revenue $ 811.3 Segment contribution (1) 316.8 Estimated allocation of shared support expenses (2) 106.9 Estimated non-GAAP operating income 209.9 Depreciation and amortization (3) 19.4 Estimated adjusted EBITDA $ 229.3 Estimated non-GAAP fully allocated operating margin 25.9% Estimated fully allocated adjusted EBITDA margin 28.3% Note: Amounts may not cross foot due to rounding. (1) See footnote 16 to our Form 10-K for the year ended January 31, 2019 (2) When determining segment contribution, we do not allocate “Shared support expenses” which are provided by shared resources or are otherwise generally not controlled by segment management, the majority of which are expenses for administrative support functions, such as information technology, human resources, finance, legal, and other general corporate support, and also include occupancy expenses, procurement, manufacturing support, and logistics expenses. For the year ended January 31, 2019 expenses are allocated proportionally to our year ended January 31, 2019 annual non-GAAP segment revenue which we believe provides a reasonable approximation for purposes of understanding the relative non-GAAP operating margins of our two businesses. (3) Represents certain depreciation and amortization expenses, which are otherwise included in our non-GAAP operating income, allocated proportionally to our non-GAAP segment revenue for the years ended January 31, 2019, which we believe provides a reasonable approximation for purposes of understanding the relative adjusted EBITDA of our two businesses. 39

Thank You © 2019 Verint Systems Inc. All Rights Reserved Worldwide.